UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2012

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park
Greenwich, Connecticut	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 30, 2012 (the “Merger Closing Date”), United Rentals (North America), Inc., a Delaware corporation (“URNA”), entered into the Agreement and Plan of Merger, dated as of April 30, 2012 (the “URNA Merger Agreement”), by and between URNA and UR Merger Sub Corporation, a newly formed Delaware corporation and wholly owned subsidiary of United Rentals, Inc., a Delaware corporation (the “Company” or “United Rentals”). Pursuant to the URNA Merger Agreement, URNA was merged with and into UR Merger Sub Corporation, with UR Merger Sub Corporation continuing as the surviving corporation of the merger (the “URNA Merger”), effective on the Merger Closing Date.

URNA and UR Merger Sub Corporation are both wholly owned subsidiaries of United Rentals and, accordingly, the URNA Merger Agreement included customary and limited terms as between two wholly owned subsidiaries of a parent corporation. Pursuant to the terms of the URNA Merger Agreement, the issued and outstanding stock of URNA was retired and canceled without payment of consideration.

The foregoing description of the URNA Merger Agreement is qualified in its entirety by reference to the full text of the URNA Merger Agreement, which is Exhibit 1.1 to this Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Merger Closing Date, pursuant to the Agreement and Plan of Merger, dated as of December 15, 2011 (the “Merger Agreement”), entered into between the Company and RSC Holdings Inc., a Delaware corporation (“RSC”), RSC was merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation of the Merger.

As a result of the Merger, each share of common stock, of no par value, of RSC (“RSC common stock”) issued and outstanding immediately prior to the effective time of the Merger (other than shares of RSC common stock owned by (i) RSC, the Company or any direct or indirect wholly owned subsidiary of RSC or the Company and (ii) stockholders who have perfected and not withdrawn a demand for appraisal rights under the Delaware General Corporation Law, or “DGCL,” which we refer to collectively as the “excluded shares”) were automatically converted into the right to receive $10.80 in cash and 0.2783 of a share of common stock, par value $0.01, of the Company (“Company common stock”), without interest and less any required withholding taxes (the “Merger Consideration”). At the effective time of the Merger, which occurred on April 30, 2012, each outstanding option to purchase shares of RSC common stock was converted into an option to purchase the number of shares of the Company’s common stock determined by multiplying the number of shares of RSC common stock subject to such option immediately prior to the effective time by 0.5161 (rounded down to the nearest whole share), at an exercise price per share of Company common stock equal to the exercise price of such option divided by 0.5161 (rounded up to the nearest whole cent). Each restricted stock unit award (other than awards held by RSC’s non-employee directors) was converted into the right to acquire the number of shares of Company common stock determined by multiplying the number of shares of RSC common stock subject to such award immediately prior to the effective time by 0.5161 (rounded down to the nearest whole share). Each restricted stock unit award granted to one of RSC’s non-employee directors was cancelled and converted into the right to receive from the Company, with respect to each share of RSC common stock covered by such award, $10.80 in cash, without interest, and 0.2783 shares of Company common stock.

Also on the Merger Closing Date, pursuant to the Merger Agreement and following the Merger, the Company caused all of RSC’s domestic subsidiaries and certain of the Company’s domestic subsidiaries, including United Rentals Northwest, Inc. and URNA, to merge with and into UR Merger Sub Corporation in accordance with the DGCL, with UR Merger Sub Corporation continuing as the surviving corporation of these mergers. At the conclusion of these mergers, UR Merger Sub Corporation’s name was changed to United Rentals (North America), Inc. (referred to herein as “New URNA”). Following the Merger, New URNA will be the Company’s principal operating subsidiary.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, which is Exhibit 2.1 to this Form 8-K and incorporated herein by reference, and a copy of which was filed as Exhibit 2.1 to the Form 8-K filed by the Company on December 21, 2011.

Item 1.02	Termination of a Material Definitive Agreement.

On the Merger Closing Date, in connection with the Merger, New URNA became the successor in interest to RSC’s U.S. subsidiaries and assumed the obligations of those subsidiaries under certain debt instruments.

On the Merger Closing Date, New URNA repaid in full the RSC 9.50% Notes, the RSC 10% Senior Secured Notes and the RSC ABL (each as defined below), with a portion of the proceeds from the Escrow SPV Notes described in Item 2.03 below under “- Escrow SPV Notes.”

On the Merger Closing Date, New URNA repaid in full the 9.50% Senior Notes due 2014 (the “RSC 9.50% Notes”) issued pursuant to the Indenture (the “RSC 9.50% Notes Indenture”), dated as of November 27, 2006, among Rental Service Corporation, RSC Holdings III, LLC (“RSC III”) and Wells Fargo Bank, National Association (“Wells Fargo”), as Trustee. The total repayment amount was $534,723,930.56, which included $503,000,000 in outstanding principal and a call premium of $11,946,250. The RSC 9.50% Notes were previously scheduled to mature on December 1, 2014. In connection with the repayment, New URNA terminated the RSC 9.50% Notes Indenture.

On the Merger Closing Date, New URNA repaid in full the 10% Senior Secured Notes due 2017 (the “RSC 10% Senior Secured Notes”) issued pursuant to the Indenture (the “RSC 10% Notes Indenture”), dated as of July 1, 2009, among RSC Equipment Rental, Inc. (“RSC Equipment”), RSC III, Wells Fargo, as Trustee, and Deutsche Bank AG, New York Branch (“Deutsche Bank”), as Notes Collateral Agent. The total repayment amount was $476,270,482.23, which included $400,000,000 in outstanding principal and a make-whole premium of $64,603,815.56. The RSC 10% Senior Secured Notes were previously scheduled to mature on July 15, 2017. In connection with the repayment, New URNA terminated the RSC 10% Notes Indenture and all related security documents.

On the Merger Closing Date, New URNA repaid in full and terminated the Credit Agreement (the “RSC ABL”), dated as of February 11, 2011, among RSC Holdings II, LLC (“RSC II”), RSC III, RSC Equipment, RSC Equipment Rental of Canada LTD (“RSC Canada”), Deutsche Bank, as U.S. Administrative Agent and U.S. Collateral Agent, and Deutsche Bank AG Canada Branch, as Canadian Administrative Agent and Canadian Collateral Agent. The RSC ABL was previously scheduled to expire on February 9, 2016. The RSC ABL had an outstanding principal balance of $548,000,000. New URNA did not pay any penalties or call premiums in connection with the termination of the RSC ABL. In connection with the repayment of the RSC ABL, New URNA also terminated all related security documents.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Escrow SPV Notes

On March 9, 2012, UR Financing Escrow Corporation (“Escrow SPV”) issued $2.825 billion aggregate amount of senior secured and senior notes, the proceeds of which were placed into escrow, to be held until the consummation of the Merger. On the Merger Closing Date, the proceeds from this issuance were released from escrow and used to pay the Merger Consideration, repay certain amounts of outstanding RSC debt, as disclosed in Item 1.02 above, and to pay fees and expenses related to the Merger and related financing transactions.

On the Merger Closing Date, New URNA, as successor in interest to Escrow SPV, executed a supplemental indenture, evidencing its accession to the 7.625% Senior Notes due 2022 (the “2022 Senior Notes”) issued pursuant to the Indenture, dated as of March 9, 2012, between Escrow SPV and Wells Fargo, as Trustee. The 2022 Senior Notes mature on April 15, 2022, have an outstanding principal amount of $1,325,000,000 and bear interest at a rate of 7.625% per year payable semi-annually in cash in arrears on April 15 and October 15 of each year, starting on

April 15, 2012. The 2022 Senior Notes will be redeemable at New URNA’s option, in whole or in part, at any time on or after April 15, 2017, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and liquidated damages arising under the applicable registration rights agreement, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period beginning on April 15 of each of the years indicated below:

Year	Redemption Price
2017	103.813%
2018	102.542%
2019	101.271%
2020 and thereafter	100.000%

On the Merger Closing Date, New URNA, as successor in interest to Escrow SPV, executed a supplemental indenture, evidencing its accession to the 7.375% Senior Notes due 2020 (the “2020 Senior Notes” and together with 2022 Notes, the “Unsecured Escrow SPV Notes”) issued pursuant to the indenture, dated as of March 9, 2012, between Escrow SPV and Wells Fargo, as Trustee. The 2020 Senior Notes mature on May 15, 2020, have an outstanding principal amount of $750,000,000 and bear interest at a rate of 7.375% per year payable semi-annually in cash in arrears on May 15 and November 15 of each year, starting on May 15, 2012. The 2020 Senior Notes will be redeemable at New URNA’s option, in whole or in part, at any time on or after May 15, 2016, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and liquidated damages arising under the applicable registration rights agreement, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the twelve-month period beginning on May 15 of each of the years indicated below:

Year	Redemption Price
2016	103.688%
2017	101.844%
2018 and thereafter	100.000%

New URNA may also redeem the 2020 Senior Notes, in whole or in part, at any time prior to May 15, 2016, and the 2022 Senior Notes, in whole or in part, at any time prior to April 15, 2017, in each case at a price equal to 100% of the aggregate principal amount of the applicable notes to be redeemed, plus a make-whole premium and accrued and unpaid interest and liquidated damages arising under the applicable registration rights agreement, if any. In addition, at any time on or prior to May 15, 2015, in the case of the 2020 Senior Notes, and at any time on or prior to April 15, 2015, in the case of the 2022 Senior Notes, New URNA may redeem up to 35% of the aggregate principal amount of the 2020 Senior Notes or the 2022 Senior Notes, as applicable, with the net cash proceeds of certain equity offerings, at a price equal to 107.375% of the aggregate principal amount of the 2020 Senior Notes redeemed and at a price equal to 107.625% of the aggregate principal amount of the 2022 Senior Notes redeemed, in each case plus accrued and unpaid interest and liquidated damages arising under the applicable registration rights agreement, if any. Upon the occurrence of certain change of control events, New URNA must offer to repurchase the Unsecured Escrow SPV Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date.

The Unsecured Escrow SPV Notes are New URNA’s general unsecured obligations and rank pari passu in right of payment with all of New URNA’s existing and future senior indebtedness, effectively junior to any of New URNA’s existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any of New URNA’s existing and future subordinated indebtedness.

On the Merger Closing Date, United Rentals, along with certain of its subsidiaries (collectively, the “Subsidiary Guarantors” and together with United Rentals, the “United Rentals Notes Guarantors”), executed supplemental indentures evidencing their accession to the Unsecured Escrow SPV Notes as guarantors. New URNA’s obligations under the Unsecured Escrow SPV Notes are guaranteed on a senior unsecured basis by the United Rentals Notes Guarantors. The guarantees rank pari passu in right of payment with all of the existing and future senior indebtedness of the United Rentals Notes Guarantors, effectively junior to any existing and future secured indebtedness of the United Rentals Notes Guarantors to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any existing and future subordinated indebtedness of the guarantors.

On the Merger Closing Date, New URNA, as successor in interest to Escrow SPV, executed a supplemental indenture evidencing its accession to the 5.75% Senior Secured Notes due 2018 (the “2018 Senior Secured Notes” and together with the 2022 Notes and the 2020 Notes, the “Escrow SPV Notes”) issued pursuant to the Indenture, dated as of March 9, 2012, between Escrow SPV and Wells Fargo, as Trustee. The 2018 Senior Secured Notes mature on July 15, 2018, have an outstanding principal amount of $750,000,000 and bear interest at a rate of 5.75% per year payable semi-annually in cash in arrears on January 15 and July 15 of each year, starting on July 15, 2012. The 2018 Senior Secured Notes will be redeemable at New URNA’s option, in whole or in part, at any time on or after July 15, 2015, at the following redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest and liquidated damages arising under the applicable registration rights agreement, if any, to the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date) if redeemed during the twelve-month period beginning on July 15 of each of the years indicated below:

Year	Redemption Price
2015	102.875%
2016	101.438%
2017 and thereafter	100.000%

New URNA may also redeem the 2018 Senior Secured Notes, in whole or in part, at any time prior to July 15, 2015, at a price equal to 100% of the aggregate principal amount of the 2018 Senior Secured Notes to be redeemed, plus a make-whole premium and accrued and unpaid interest and liquidated damages arising under the applicable registration rights agreement, if any. In addition, at any time on or prior to July 15, 2015, New URNA may redeem up to 35% of the aggregate principal amount of the 2018 Senior Secured Notes with the net cash proceeds of certain equity offerings, at a price equal to 105.75% of the aggregate principal amount of the 2018 Senior Secured Notes redeemed plus accrued and unpaid interest and liquidated damages arising under the applicable registration rights agreement, if any. Upon the occurrence of certain change of control events, New URNA must offer to repurchase the 2018 Senior Secured Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date.

The 2018 Senior Secured Notes are New URNA’s general secured obligations rank pari passu in right of payment with all of New URNA’s existing and future senior indebtedness, effectively junior to all of New URNA’s first-priority lien indebtedness to the extent of the value of the collateral securing such indebtedness, effectively junior to any other existing and future indebtedness that is secured by assets that do not constitute collateral, to the extent of the value of such assets and senior in right of payment to any of New URNA’s existing and future subordinated indebtedness.

On the Merger Closing Date, the United Rentals Notes Guarantors executed supplemental indentures evidencing their accession to the 2018 Senior Secured Notes as guarantors. New URNA’s obligations under the 2018 Senior Secured Notes are guaranteed by the United Rentals Notes Guarantors. The guarantees rank pari passu in right of payment with all of the guarantors’ existing and future senior indebtedness, effectively junior to all of the United Rentals Notes Guarantors’ first-priority lien indebtedness to the extent of the value of the collateral securing such indebtedness, effectively junior to any other existing and future indebtedness of the guarantors that is secured by assets that do not constitute collateral, to the extent of the value of such assets, and senior in right of payment to any of the United Rentals Notes Guarantors’ existing and future subordinated indebtedness. The 2018 Senior Secured Notes will be secured on a second-priority basis by liens on New URNA’s and the United Rentals Notes Guarantors’ assets that secure the Company’s senior secured asset based revolving credit facility and any other first-priority lien obligations, subject to permitted liens upon execution of certain additional documents within the time periods specified in the 2018 Senior Secured Notes indenture.

On the Merger Closing Date, New URNA and the United Rentals Notes Guarantors executed joinders to each of the three Registration Rights Agreements, dated as of March 9, 2012, among Escrow SPV and Morgan

Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the initial purchasers named therein (each a “Registration Rights Agreement” and collectively, the “Registration Rights Agreements”). Pursuant to the terms of the Registration Rights Agreements, New URNA and the United Rentals Notes Guarantors have agreed to use commercially reasonable efforts to (i) file an exchange offer registration statement with the U.S. Securities and Exchange Commission (“SEC”) with respect to a registered offer to exchange the applicable Escrow SPV Notes, (ii) issue exchange securities within 365 days after the issue date of the Escrow SPV Notes, and (iii) in certain circumstances, to file a shelf registration statement with respect to resales of the applicable Escrow SPV Notes. If New URNA fails to comply with certain obligations under the Registration Rights Agreements, it will be required to pay to the holders of the applicable Escrow SPV Notes certain liquidated damages.

The indentures governing the Escrow SPV Notes contain certain covenants applicable to New URNA and its restricted subsidiaries, including limitations on: (1) liens; (2) additional indebtedness; (3) mergers, consolidations and acquisitions; (4) sales, transfers and other dispositions of assets; (5) loans and other investments; (6) dividends and other distributions, stock repurchases and redemptions and other restricted payments; (7) restrictions affecting subsidiaries; (8) transactions with affiliates; (9) designations of unrestricted subsidiaries; and (10) in the case of the 2018 Senior Secured Notes, a covenant to maintain the collateral securing the 2018 Senior Secured Notes. Each of these covenants is subject to important exceptions and qualifications.

The indentures governing the Escrow SPV Notes provide for customary events of default, including the following (subject to any applicable cure period): (1) nonpayment, (2) breach of covenants, (3) payment defaults under or acceleration of certain other indebtedness, (4) failure to discharge certain judgments and (5) certain events of bankruptcy, insolvency and reorganization. For each series of Escrow SPV Notes, if an event of default (other than an event of default relating to certain events of bankruptcy, insolvency and reorganization) occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of such Notes then outstanding may declare the principal of, premium, if any, and accrued and unpaid interest, if any, and liquidated damages arising under the applicable Registration Rights Agreement, if any, to be due and payable immediately. For each series of Escrow SPV Notes, if an event of default relating to certain events of bankruptcy, insolvency and reorganization occurs and is continuing, then the principal of, premium if any, and accrued and unpaid interest, if any, and liquidated damages arising under the applicable Registration Rights Agreement, if any, shall be due and payable immediately.

The foregoing descriptions of the Escrow SPV Notes are qualified in their entirety by reference to the full text of the indentures governing the Escrow SPV Notes and the Registration Rights Agreements, which were previously filed by United Rentals on March 12, 2012, and are incorporated herein by reference. The foregoing descriptions of the supplemental indentures and joinders to the Registration Rights Agreements, are qualified in their entirety by the supplemental indentures and the joinders to the Registration Rights Agreements which are filed as exhibits to this current report on Form 8-K and are incorporated by reference into this Item 2.03.

URNA Notes

On the Merger Closing Date, New URNA, as successor in interest to URNA, executed a supplemental indenture evidencing its accession to the 9.25% Senior Notes due 2019 (the “URNA 9.25% Notes”) issued pursuant to the Indenture, dated as of November 17, 2009, among URNA, United Rentals, certain subsidiaries of United Rentals as guarantors and the Bank of New York Mellon, as Trustee. The URNA 9.25% Notes mature on December 15, 2019, have an outstanding principal amount of $500,000,000 and bear interest at a rate of 9.25% per year payable semi-annually in cash in arrears on June 15 and December 15 of each year. New URNA may redeem some or all of the URNA 9.25% Notes, at its option, at any time on or after December 15, 2014, at the following redemption prices, plus accrued and unpaid interest, if any, to the applicable redemption date:

Year	Redemption Price
2014	104.625%
2015	103.083%
2016	101.542%
2017 and thereafter	100.000%

At any time prior to December 15, 2014, New URNA may redeem some or all of the URNA 9.25% Notes at a price equal to 100% of the aggregate principal amount of the URNA 9.25% Notes to be redeemed, plus a make-whole premium and accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to December 15, 2012, New URNA may, at its option, on one or more occasions, redeem up to 35% of the aggregate principal amount of the URNA 9.25% Notes with the net cash proceeds of certain equity offerings at a price equal to 109.25% of the aggregate principal amount of the URNA 9.25% Notes, plus accrued and unpaid interest, if any, to the redemption date. Upon the occurrence of certain change of control events, New URNA must offer to repurchase the URNA 9.25% Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date.

The URNA 9.25% Notes are guaranteed on a senior basis by United Rentals and certain domestic subsidiaries of New URNA. The guarantees are unsecured senior obligations of the guarantors and rank equally with all of the guarantors’ existing and future unsecured senior indebtedness and effectively junior to any secured indebtedness of the guarantors to the extent of the value of the assets securing such debt.

On the Merger Closing Date, New URNA, as successor in interest to URNA, executed a supplemental indenture evidencing its accession to the 10.875% Senior Notes due 2016 (the “URNA 10.875% Notes”) issued pursuant to the Indenture, dated as of June 9, 2009, among URNA, United Rentals, certain subsidiaries of United Rentals as guarantors and the Bank of New York Mellon, as Trustee. The URNA 10.875% Notes mature on June 15, 2016, have an outstanding principal amount of $500,000,000 and bear interest at a rate of 10.875% per year payable semi-annually in cash in arrears on June 15 and December 15 of each year. New URNA may redeem some or all of the URNA 10.875% Notes, at its option, at any time on or after June 15, 2013, at the following redemption prices, plus accrued and unpaid interest, if any, to the applicable redemption date:

Year	Redemption Price
2013	105.438%
2014	102.719%
2015 and thereafter	100.000%

At any time prior to June 15, 2013, New URNA may redeem some or all of the URNA 10.875% Notes at a price equal to 100% of the aggregate principal amount of the URNA 10.875% Notes to be redeemed, plus a make-whole premium and accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to June 15, 2012, New URNA may, at its option, on one or more occasions, redeem up to 35% of the aggregate principal amount of the URNA 10.875% Notes with the net cash proceeds of certain equity offerings at a price equal to 110.875% of the aggregate principal amount of the URNA 10.875% Notes, plus accrued and unpaid interest, if any, to the redemption date. Upon the occurrence of certain change of control events, New URNA must offer to repurchase the URNA 10.875% Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date.

The URNA 10.875% Notes are unsecured senior obligations of New URNA and rank equally with all of New URNA’s existing and future unsecured senior debt and senior to all of New URNA’s existing and future subordinated debt. The URNA 10.875% Notes effectively rank junior to any of New URNA’s existing and future secured debt to the extent of the value of the assets securing such debt. The URNA 10.875% Notes are guaranteed on a unsecured senior basis by the Company and certain of New URNA’s domestic subsidiaries. The guarantees are unsecured senior obligations of the guarantors and rank equally with all of the existing and future unsecured senior debt of the guarantors and senior to all existing and future subordinated debt of the guarantors. The guarantees effectively rank junior to any existing and future secured debt of the guarantors to the extent of the value of the assets securing such debt.

On the Merger Closing Date, New URNA, as successor in interest to URNA, executed a supplemental indenture evidencing its accession to the 8.375% Senior Notes due 2020 (the “URNA 8.375% Notes”) issued pursuant to the Indenture, dated as of October 26, 2010, among URNA, United Rentals and the Bank of New York Mellon as Trustee. The URNA 8.375% Notes mature on September 15, 2020, have an outstanding principal amount of $750,000,000 and bear interest at a rate of 8.375% per year payable semi-annually in cash in arrears on March 15 and September 15 of each year. New URNA may redeem some or all of the URNA 8.375% Notes, at its option, at any time on or after September 15, 2015, at the following redemption prices, plus accrued and unpaid interest, if any, to the applicable redemption date:

Year	Redemption Price
2015	104.188%
2016	102.792%
2017	101.396%
2018 and thereafter	100.000%

At any time prior to September 15, 2015, New URNA may redeem some or all of the URNA 8.375% Notes at a price equal to 100% of the aggregate principal amount of the URNA 8.375% Notes to be redeemed, plus a make-whole premium and accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to September 15, 2013, New URNA may, at its option, on one or more occasions, redeem up to 35% of the aggregate principal amount of the Notes with the net cash proceeds of certain equity offerings at a price equal to 108.375% of the aggregate principal amount of the URNA 8.375% Notes, plus accrued and unpaid interest, if any, to the redemption date. Upon the occurrence of certain change of control events, New URNA must offer to repurchase the URNA 8.375% Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date.

The URNA 8.375% Notes are senior subordinated obligations of New URNA and rank junior in right of payment to all of New URNA’s existing and future senior indebtedness and senior in right of payment to any future indebtedness expressly subordinated to the URNA 8.375% Notes and equally in right of payment with all of New URNA’s existing and future senior subordinated debt.

The URNA 8.375% Notes are guaranteed on a senior subordinated basis by United Rentals and certain of New URNA’s domestic subsidiaries. The guarantees are senior subordinated obligations of the guarantors and rank junior in right of payment to all of the guarantors’ existing and future senior indebtedness and senior in right of payment to any future indebtedness expressly subordinated to the guarantees and equally in right of payment with all of the guarantors’ existing and future senior subordinated indebtedness.

On the Merger Closing Date, New URNA, as successor in interest to URNA, executed a supplemental indenture evidencing its accession to the 1.875% Convertible Notes due 2023 (the “1.875% Convertible Notes”, and together with the URNA 9.25% Notes, the URNA 10.875% Notes and the URNA 8.375% Notes, the “URNA Notes”) issued pursuant to the Indenture, dated as of October 31, 2003, among URNA, United Rentals and the Bank of New York Mellon as Trustee. The 1.875% Convertible Notes mature on October 15, 2023, have an outstanding principal amount of $22,000,000 and bear interest at a rate of 1.875% per year. Holders of the 1.875% Convertible Notes may convert them into shares of common stock of United Rentals prior to their maturity at a current conversion price of approximately $21.83 per share (subject to further adjustment in certain circumstances), if (i) the price of United Rentals common stock reaches a specific threshold, (ii) the 1.875% Convertible Notes are called for redemption, (iii) specified corporate transactions occur or (iv) the trading price of the 1.875% Convertible Notes falls below certain thresholds.

The indentures governing the URNA Notes contain certain covenants to applicable to New URNA and its restricted subsidiaries, including limitations on: (1) indebtedness; (2) restricted payments; (3) liens; (4) asset sales; (5) issuance of preferred stock of restricted subsidiaries; (6) transactions with affiliates; (7) dividend and other payment restrictions affecting restricted subsidiaries; (8) designations of unrestricted subsidiaries; (9) additional subsidiary guarantees; and (10) mergers, consolidations or sales of substantially all of its assets. Each of these covenants is subject to important exceptions and qualifications.

The indentures governing the URNA Notes provide for customary events of default, including the following (subject to any applicable cure period): (1) nonpayment, (2) breach of covenants, (3) payment defaults under or acceleration of certain other indebtedness, (4) failure to discharge certain judgments and (5) certain events of bankruptcy, insolvency and reorganization. If an event of default occurs or is continuing (other than an event of default relating to certain events of bankruptcy, insolvency and reorganization), the trustee or the holders of at least 25% in aggregate principal amount of the applicable series of URNA Notes then outstanding may declare the principal of, premium, if any, and accrued and unpaid interest, if any, to be due and payable immediately.

The foregoing descriptions of the indentures governing the URNA Notes are qualified in their entirety by reference to the full text of the indentures governing the URNA Notes, which have been previously by United Rentals on the following dates: the indenture governing the URNA 9.25% Notes was filed on November 17, 2009; the indenture governing the URNA 10.875% Notes was filed on June 16, 2009; the indenture governing the URNA 8.375% Notes was filed on October 26, 2010, and the indenture governing the 1.875% Convertible Notes was filed on November 14, 2003. The foregoing descriptions of the supplemental indentures to the URNA Notes are qualified in their entirety by reference to the full text of the supplemental indentures, which are filed as exhibits to this current report on Form 8-K and are incorporated by reference into this Item 2.03.

URI ABL

On the Merger Closing Date, New URNA, as successor in interest to URNA, executed an accession agreement (the “Accession Agreement”), pursuant to which New URNA acceded to the Amended and Restated Credit Agreement (the “URI ABL Agreement”), dated as of October 14, 2011, as amended as of December 29, 2011, among United Rentals, URNA, United Rentals of Canada, Inc. (“UR Canada”), United Rentals Financing Limited Partnership (the “Specified Loan Borrower”), certain other subsidiaries of United Rentals and Bank of America N.A., Wells Fargo Capital Finance, LLC, Citigroup Global Markets Inc., Morgan Stanley Senior Funding, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the other financial institutions named therein (the “URI ABL”). Under the terms of the Accession Agreement, New URNA also acceded to the Amended and Restated U.S. Security Agreement (the “U.S. Security Agreement”), the Amended and Restated Canadian Security Agreement (the “Canadian Security Agreement”), the Amended and Restated Intellectual Property Security Agreement (the “IP Security Agreement”), the Amended and Restated U.S. Guarantee Agreement (the “Guarantee Agreement”) and the Amended and Restated Canadian Guarantee Agreement (the “Canadian Guarantee Agreement”, and together with the U.S. Security Agreement, the Canadian Security Agreement, the IP Security Agreement and the U.S. Guarantee Agreement, the “ABL Security Documents”) that URNA executed in connection with the URI ABL.

United Rentals and each existing and future direct or indirect U.S. subsidiary of United Rentals, with certain limited exceptions (the “U.S. Guarantors”), provide guarantees of the obligations of New URNA and certain of its domestic subsidiaries (the “U.S. Borrowers”, and together with the Specified Loan Borrower and UR Canada, the “URI ABL Borrowers”). Obligations of the U.S. Borrowers are also guaranteed by certain Canadian subsidiaries of United Rentals. In addition, the U.S. Guarantors and each existing and future direct and indirect Canadian subsidiary of United Rentals, with certain limited exceptions, (the “non-U.S. Guarantors” and together with the U.S. Guarantors, the “URI ABL Guarantors”) provide guarantees of the obligations of the UR Canada and the Specified Loan Borrower. In addition, the obligations of the ABL Borrowers under the URI ABL Facility and the guarantees of the URI ABL Guarantors are secured by first priority security interests in substantially all of the tangible and intangible assets of the U.S. Borrowers, the U.S. Guarantors and certain Canadian subsidiaries of United Rentals, including pledges of all stock or other equity interests in direct subsidiaries owned by the U.S. Borrowers, the U.S. Guarantors or such Canadian subsidiaries (but only up to 65% of the voting stock of each direct foreign subsidiary owned by any U.S. Borrower, U.S. Guarantor or such Canadian subsidiary in the case of pledges securing the U.S. Borrowers’ and U.S. Guarantors’ obligations under the URI ABL Facility). Assets of the type described in the preceding sentence of the Canadian Borrower or any non-U.S. Guarantor are similarly pledged to secure the obligations of the Canadian Borrower, the Specified Loan Borrower and the non-U.S. Guarantors under the URI ABL Facility. The security and pledges are subject to certain exceptions.

The URI ABL matures on October 13, 2016. Currently, approximately $1,235,000,000 is used under the ABL and there is approximately $665,000,000 available for additional borrowings under the URI ABL, subject to borrowing base limitations, as reduced by outstanding letters of credit.

The URI ABL Facility includes a $100,000,000 sub-limit for U.S. swingline loans, a $50,000,000 sub-limit for Canadian swingline loans, a $200,000,000 sub-limit for U.S. letters of credit and a $200,000,000 sub-limit for Canadian letters of credit. Amounts drawn under the ABL Facility bear annual interest at either the LIBOR rate plus a margin of 1.75% to 2.25% or at a base rate plus a margin of 0.75% to 1.25%. The interest rate margins are subject to adjustments based on utilization of the facility. The initial margins for borrowings under the URI ABL Facility are 2.00% in the case of LIBOR rate loans and 1.00% in the case of base rate loans. The commitment fee payable on the unused portion of the URI ABL Facility equals 0.250%, 0.375% or 0.500% based on utilization of the URI ABL Facility. The URI ABL Borrowers have also agreed to pay customary letter of credit fees.

The URI ABL Facility contains a number of covenants that, among other things, limit or restrict the ability of the URI ABL Borrowers and their subsidiaries to incur additional indebtedness; provide guarantees; engage in mergers, acquisitions or dispositions; enter into sale-leaseback transactions; make dividends and other restricted payments; make optional prepayments of other indebtedness; repay certain indebtedness upon a change of control; engage in transactions with affiliates; make investments; change the nature of their business; incur liens; use proceeds; and amend specified debt agreements. In addition, the URI Borrowers must comply with a minimum fixed charge coverage ratio of 1.00 to 1.00, and a maximum senior secured leverage ratio of 2.75 to 1.00, in each case as of the last day of each quarter, upon the excess availability under the URI ABL Facility falling below the greater of $150 million and 10% of the maximum revolver amount. The URI ABL Agreement is subject to customary events of default. If an event of default occurs, the lenders are entitled to accelerate the advances made thereunder and exercise rights against the collateral.

On the Merger Closing Date, three of New URNA’s domestic subsidiaries, InfoManager, Inc., United Rentals Realty, LLC and Wynne Systems, Inc. (collectively, the “ABL Obligors”), became U.S. Guarantors and executed supplements to the ABL Security Documents.

The foregoing description of the URI ABL Agreement is qualified entirely by reference to the full text of the URNA ABL Agreement and the related ABL Security Documents, which have been previously filed. The descriptions of the Accession Agreement executed by New URNA and the supplements to the ABL Security Documents executed by the ABL Obligors are qualified in their entirety by reference to the full text of the Accession Agreement and the supplements to the ABL Security Documents which are filed as exhibits to this current report on Form 8-K and are incorporated by reference into this Item 2.03.

RSC Notes

On the Merger Closing Date, New URNA, as successor in interest to RSC III and RSC Equipment, executed a supplemental indenture evidencing its accession to the 10.25% Senior Notes due 2019 (the “RSC 10.25% Notes”) issued pursuant to the Indenture, dated as of November 17, 2009, among RSC Equipment, RSC III, certain subsidiaries of RSC as guarantors and Wells Fargo, as Trustee. The RSC 10.25% Notes mature on November 15, 2019, have an outstanding principal amount of $200,000,000 and bear interest at a rate of 10.25% per year payable semi-annually in cash in arrears on May 15 and November 15 of each year. New URNA may redeem some or all of the RSC 10.25% Notes, at its option, at any time on or after November 15, 2014, at the following redemption prices, plus accrued and unpaid interest, if any, to the applicable redemption date:

Year	Redemption Price
2014	105.125%
2015	103.417%
2016	101.708%
2017 and thereafter	100.000%

In addition, at any time on or prior to November 15, 2012, New URNA may redeem up to 35% of the original aggregate principal amount of the RSC 10.25% Notes, with funds in an equal aggregate amount up to the aggregate proceeds of certain equity offerings, at a redemption price of 110.25%. Upon the occurrence of certain change of control events, New URNA must offer to repurchase the RSC 10.25% Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date.

On the Merger Closing Date, New URNA, as successor in interest to RSC III and RSC Equipment, executed a supplemental indenture evidencing its accession to the 8.25% Senior Notes due 2021 (the “RSC 8.25% Notes”, and together with the RSC 10.25% Notes, the “RSC Notes”) issued pursuant to the Indenture, dated as of January 19, 2011, among RSC Equipment, RSC III, certain subsidiaries of RSC as guarantors and Wells Fargo as

Trustee. The RSC 8.25% Notes mature on February 1, 2021, have an outstanding principal amount of 650,000,000 and bear interest at a rate of 8.25% per year payable semi-annually in cash in arrears on February 1 and August 1 of each year. New URNA may redeem some or all of the RSC 8.25% Notes, at its option, at any time on or after February 1, 2016, at the following redemption prices, plus accrued and unpaid interest, if any, to the applicable redemption date:

Year	Redemption Price
2016	104.125%
2017	102.750%
2018	101.375%
2019 and thereafter	100.000%

In addition, at any time and from time to time on or prior to February 1, 2016, New URNA at its option may redeem up to 35% of the original aggregate principal amount of the RSC 8.25% Notes with funds in an equal aggregate amount up to the aggregate proceeds of certain equity offerings at a redemption price of 108.250%. Upon the occurrence of certain change of control events, New URNA must offer to repurchase the RSC 8.25% Notes at a price of 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the purchase date.

On the Merger Closing Date, the Subsidiary Guarantors executed supplemental indentures evidencing their accession to the RSC Notes as guarantors. New URNA’s obligations under the RSC Notes are guaranteed on a senior unsecured basis by the Subsidiary Guarantors. The guarantees rank pari passu in right of payment with all of the existing and future senior indebtedness of the Subsidiary Guarantors, effectively junior to any existing and future secured indebtedness of the Subsidiary Guarantors to the extent of the value of the collateral securing such indebtedness and senior in right of payment to any existing and future subordinated indebtedness of the guarantors.

The indentures that govern the RSC Notes contain restrictive covenants that, among other things, limit New URNA’s ability and the ability its restricted subsidiaries to (1) incur additional debt; (2) pay dividends or distributions on their capital stock or repurchase their capital stock; (3) make certain investments; (4) create liens on their assets to secure debt; (5) enter into certain transactions with affiliates; (6) create limitations on the ability of the restricted subsidiaries to make dividends or distributions to their respective parents; (7) merge or consolidate with another company; and (8) transfer and sell assets.

The indentures that govern the RSC Notes provide for customary events of default for unsecured notes indebtedness. If an event of default (other than a default relating to certain events of bankruptcy, insolvency or reorganization of either issuer) occurs and is continuing under the relevant indenture, the trustee by notice to the Issuers or the holders of at least 25% in principal amount of the outstanding series of RSC Notes by notice to New URNA and the trustee, may declare the principal of and accrued but unpaid interest on all the applicable series of RSC Notes to be due and payable. Upon the effectiveness of such a declaration, such principal and interest will be due and payable immediately. If an event of default relating to certain events of bankruptcy, insolvency or reorganization New URNA occurs and is continuing, the principal of and accrued but unpaid interest on all the applicable series of RSC Notes will become immediately due and payable without any declaration or other act on the part of the trustee or any applicable holders. Under certain circumstances, the holders of a majority in principal amount of the outstanding series of RSC Notes may rescind any such acceleration with respect to the applicable series of RSC Notes and its consequences.

The foregoing descriptions of the indentures governing the RSC Notes are qualified in their entirety by reference to the full text of the indentures governing the RSC Notes, which were previously filed by RSC on the following dates: the indenture governing the RSC 10.25% Notes was filed on November 17, 2009 and the indenture governing the RSC 8.25% Notes was filed on January 20, 2011. The foregoing descriptions of the supplemental indentures to the RSC Notes are qualified in their entirety by reference to the full text of the supplemental indentures, which are filed as exhibits to this current report on Form 8-K and are incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) on April 30, 2012, that, as of the effective time of the Merger, each share of RSC common stock then issued and outstanding (other than the excluded shares) would cease to be issued and outstanding and would be automatically converted into the right to receive the Merger Consideration. The Company requested that the NYSE file with the Securities and Exchange Commission (the “Commission”), a Notification of Removal from Listing and/or Registration under Section 12(b) on Form 25 to delist and deregister the shares of RSC common stock under 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Trading of shares of RSC common stock was suspended as of the close of trading on April 30, 2012, and the aforementioned Form 25 was filed by the NYSE on May 1, 2012.

The Company intends to file a certification on Form 15 with the Commission, requesting the deregistration of RSC common stock under Section 12(g) of the Exchange Act and the suspension of RSC’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

As further described in Item 2.01 above, as of the effective time of the Merger, each share of RSC common stock issued and outstanding immediately prior to the effective time (other than the excluded shares) ceased to be issued and outstanding and was automatically converted into the right to receive $10.80 in cash and 0.2783 of a share of Company common stock, without interest and less and applicable withholding taxes.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the size of the Company’s board of directors was increased from eleven directors to fourteen directors and three of RSC’s independent directors, Pierre E. Leroy, James H. Ozanne and Donald C. Roof, selected by RSC (the “RSC Independent Directors”) were elected to the Company’s board of directors. The RSC Independent Directors were elected to the Company’s board of directors pursuant to and in connection with the Merger Agreement.

The RSC Independent Directors will be entitled to participate in, and will be paid in accordance with, the Company’s customary compensation plan for directors, including reimbursement for travel and other reasonable expenses.

The RSC Independent Directors were also appointed to certain committees of the Company’s board of directors, effective at the effective time of the Merger. Pierre E. Leroy was appointed to the Compensation Committee and the Strategy Committee. James H. Ozanne was appointed to the Nominating and Corporate Governance Committee and the Strategy Committee. Donald C. Roof was appointed to the Audit Committee and the Risk Management Committee.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, United Rentals will file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Form 8-K within 71 calendar days after the date this Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

As permitted by Item 9.01(b)(2) of Form 8-K, United Rentals will file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Form 8-K within 71 calendar days after the date this Form 8-K is required to be filed.

(d)	Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

1.1	Agreement and Plan of Merger, dated as of April 30, 2012, by and between United Rentals (North America), Inc. and UR Merger Sub Corporation.

2.1*	Agreement and Plan of Merger, dated as of December 15, 2011, by and between United Rentals, Inc. and RSC Holdings Inc. (incorporated by reference to Exhibit 2.1 of the Corporation’s Current Report on Form 8-K (File No. 001-13663) filed with the SEC on December 21, 2011).

4.1	First Supplemental Indenture to the 2022 Senior Notes, dated as of April 30, 2012, among UR Financing Escrow Corporation, UR Merger Sub Corporation, United Rentals, Inc., InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty, LLC, Wynne Systems, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture to the 2020 Senior Notes, dated as of April 30, 2012, among UR Financing Escrow Corporation. UR Merger Sub Corporation, United Rentals, Inc., InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty, LLC. Wynne Systems, Inc. and Wells Fargo Bank, National Association and Wells Fargo Bank, National Association, as Trustee.

4.3	First Supplemental Indenture to the 2018 Senior Secured Notes, dated as of April 30, 2012, among UR Financing Escrow Corporation. UR Merger Sub Corporation, United Rentals, Inc., InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty, LLC, Wynne Systems, Inc. and Wells Fargo Bank, National Association and Wells Fargo Bank, National Association, as Trustee.

4.4	First Supplemental Indenture to the URNA 9.25% Notes dated as of April 30, 2012 among United Rentals (North America), Inc., United Rentals, Inc., InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty, LLC, Wynne Systems. Inc., UR Merger Sub Corporation and the Bank of New York Mellon, as Trustee.

4.5	First Supplemental Indenture to the URNA 10.875% Notes dated as of April 30, 2012 among United Rentals (North America), Inc., United Rentals, Inc., InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty, LLC, Wynne Systems, Inc., UR Merger Sub Corporation and the Bank of New York Mellon. as Trustee.

4.6	Second Supplemental Indenture to the URNA 8.375% Notes dated as of April 30, 2012 among United Rentals (North America), Inc., United Rentals, Inc., InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty, LLC, Wynne Systems, Inc., UR Merger Sub Corporation and the Bank of New York Mellon, as Trustee.

4.7	Second Supplemental Indenture to the URNA 1.875% Notes dated as of April 30, 2012 among United Rentals (North America), Inc., United Rentals, Inc., UR Merger Sub Corporation and the Bank of New York Mellon. as Trustee.

4.8	First Supplemental Indenture to the RSC 10.25% Notes dated as of April 30, 2012 between UR Merger Sub Corporation and Wells Fargo. as Trustee.

*	Previously filed.

Exhibit No.	Description

4.9	Second Supplemental Indenture to the RSC 10.25% Notes dated as of April 30, 2012 among UR Merger Sub Corporation, InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty. LLC. Wynne Systems, Inc. and Wells Fargo, as Trustee.

4.10	First Supplemental Indenture to the RSC 8.25% Notes dated as of April 30, 2012 between UR Merger Sub Corporation and Wells Fargo, as Trustee.

4.11	Second Supplemental Indenture to the RSC 8.25% Notes dated as of April 30, 2012 among UR Merger Sub Corporation. InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC. United Rentals Realty, LLC, Wynne Systems, Inc. and Wells Fargo, as Trustee.

10.1	Joinder to the Registration Rights Agreement for the 2022 Senior Notes dated as of April 30, 2012 among UR Merger Sub Corporation, United Rentals, Inc., InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty, LLC, and Wynne Systems, Inc.

10.2	Joinder to the Registration Rights Agreement for the 2020 Senior Notes dated as of April 30, 2012 among UR Merger Sub Corporation. United Rentals, Inc., InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty, LLC, and Wynne Systems, Inc.

10.3	Joinder to the Registration Rights Agreement for the 2018 Senior Secured Notes dated as of April 30, 2012 among UR Merger Sub Corporation, United Rentals, Inc., InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty, LLC, and Wynne Systems, Inc.

10.4	Accession Agreement, dated as of April 30, 2012, to the URI ABL between UR Merger Sub Corporation and Bank of America, N.A. as collateral agent.

10.5	Supplement to the U.S. Security Agreement for the URI ABL dated as of April 30, 2012 among InfoManager, Inc., United Rentals Realty, LLC and Wynne Systems, Inc.

10.6	Supplement to the U.S. Guarantee Agreement for the URI ABL dated as of April 30, 2012 among InfoManager, Inc., United Rentals Realty, LLC and Wynne Systems, Inc.

10.7	Supplement to the Canadian Security Agreement for the URI ABL dated as of April 30, 2012 among InfoManager, Inc., United Rentals Realty, LLC and Wynne Systems, Inc.

10.8	Supplement to the Canadian Guarantee Agreement for the URI ABL dated as of April 30, 2012 among InfoManager, Inc., United Rentals Realty, LLC and Wynne Systems, Inc.

10.9	Supplement to the Intellectual Property Security Agreement for the URI ABL dated as of April 30, 2012 among InfoManager. Inc., United Rentals Realty, LLC and Wynne Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2012

UNITED RENTALS, INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Jonathan M. Gottsegen
Name:	Jonathan M. Gottsegen
Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Agreement and Plan of Merger, dated as of April 30, 2012, by and between United Rentals (North America), Inc. and UR Merger Sub Corporation.

2.1*	Agreement and Plan of Merger, dated as of December 15, 2011, by and between United Rentals, Inc. and RSC Holdings Inc. (incorporated by reference to Exhibit 2.1 of the Corporation’s Current Report on Form 8-K (File No. 001-13663) filed with the SEC on December 21, 2011).

4.1	First Supplemental Indenture to the 2022 Senior Notes, dated as of April 30, 2012, among UR Financing Escrow Corporation, UR Merger Sub Corporation, United Rentals, Inc., InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty, LLC, Wynne Systems, Inc. and Wells Fargo Bank, National Association, as Trustee.

4.2	First Supplemental Indenture to the 2020 Senior Notes, dated as of April 30, 2012, among UR Financing Escrow Corporation. UR Merger Sub Corporation, United Rentals, Inc., InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty, LLC. Wynne Systems, Inc. and Wells Fargo Bank, National Association and Wells Fargo Bank, National Association, as Trustee.

4.3	First Supplemental Indenture to the 2018 Senior Secured Notes, dated as of April 30, 2012, among UR Financing Escrow Corporation. UR Merger Sub Corporation, United Rentals, Inc., InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty, LLC, Wynne Systems, Inc. and Wells Fargo Bank, National Association and Wells Fargo Bank, National Association, as Trustee.

4.4	First Supplemental Indenture to the URNA 9.25% Notes dated as of April 30, 2012, among United Rentals (North America), Inc., United Rentals, Inc., InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty, LLC, Wynne Systems. Inc., UR Merger Sub Corporation and the Bank of New York Mellon, as Trustee.

4.5	First Supplemental Indenture to the URNA 10.875% Notes dated as of April 30, 2012, among United Rentals (North America), Inc., United Rentals, Inc., InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty, LLC, Wynne Systems, Inc., UR Merger Sub Corporation and the Bank of New York Mellon. as Trustee.

4.6	Second Supplemental Indenture to the URNA 8.375% Notes dated as of April 30, 2012, among United Rentals (North America), Inc., United Rentals, Inc., InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty, LLC, Wynne Systems, Inc., UR Merger Sub Corporation and the Bank of New York Mellon, as Trustee.

4.7	Second Supplemental Indenture to the URNA 1.875% Notes dated as of April 30, 2012, among United Rentals (North America), Inc., United Rentals, Inc., UR Merger Sub Corporation and the Bank of New York Mellon. as Trustee.

4.8	First Supplemental Indenture to the RSC 10.25% Notes dated as of April 30, 2012, between UR Merger Sub Corporation and Wells Fargo. as Trustee.

*	Previously filed.

Exhibit No.	Description

4.9	Second Supplemental Indenture to the RSC 10.25% Notes dated as of April 30, 2012, among UR Merger Sub Corporation, InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty. LLC. Wynne Systems, Inc. and Wells Fargo, as Trustee.

4.10	First Supplemental Indenture to the RSC 8.25% Notes dated as of April 30, 2012, between UR Merger Sub Corporation and Wells Fargo, as Trustee.

4.11	Second Supplemental Indenture to the RSC 8.25% Notes dated as of April 30, 2012, among UR Merger Sub Corporation. InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC. United Rentals Realty, LLC, Wynne Systems, Inc. and Wells Fargo, as Trustee.

10.1	Joinder to the Registration Rights Agreement for the 2022 Senior Notes dated as of April 30, 2012, among UR Merger Sub Corporation, United Rentals, Inc., InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty, LLC, and Wynne Systems, Inc.

10.2	Joinder to the Registration Rights Agreement for the 2020 Senior Notes dated as of April 30, 2012, among UR Merger Sub Corporation. United Rentals, Inc., InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty, LLC, and Wynne Systems, Inc.

10.3	Joinder to the Registration Rights Agreement for the 2018 Senior Secured Notes dated as of April 30, 2012, among UR Merger Sub Corporation, United Rentals, Inc., InfoManager, Inc., United Rentals (Delaware), Inc., United Rentals Financing Limited Partnership, United Rentals Highway Technologies Gulf, LLC, United Rentals Realty, LLC, and Wynne Systems, Inc.

10.4	Accession Agreement, dated as of April 30, 2012, to the URI ABL between UR Merger Sub Corporation and Bank of America, N.A. as collateral agent.

10.5	Supplement to the U.S. Security Agreement for the URI ABL dated as of April 30, 2012, among InfoManager, Inc., United Rentals Realty, LLC and Wynne Systems, Inc.

10.6	Supplement to the U.S. Guarantee Agreement for the URI ABL dated as of April 30, 2012, among InfoManager, Inc., United Rentals Realty, LLC and Wynne Systems, Inc.

10.7	Supplement to the Canadian Security Agreement for the URI ABL dated as of April 30, 2012, among InfoManager, Inc., United Rentals Realty, LLC and Wynne Systems, Inc.

10.8	Supplement to the Canadian Guarantee Agreement for the URI ABL dated as of April 30, 2012, among InfoManager, Inc., United Rentals Realty, LLC and Wynne Systems, Inc.

10.9	Supplement to the Intellectual Property Security Agreement for the URI ABL dated as of April 30, 2012, among InfoManager. Inc., United Rentals Realty, LLC and Wynne Systems, Inc.